UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2017

Ariel Clean Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54159	84-1209978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Broad St., 18th Floor, New York, NY	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 805-7783

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 11, 2017, Robert Morrison resigned his position as Secretary of our company. Mr. Morrison remains President, Chief Executive Officer, Chief Financial Officer, Treasurer and as a director of our company.

On May 11, 2017, Delbert Seabrook, our Vice President and a director, was appointed Secretary of our company.

Mr. Seabrook's biographical information and business experience are included in our company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2017, and those descriptions are incorporated herein by reference. There are no material changes to the information regarding Mr. Seabrook since that time.

Item 8.01   Other Events.

As approved by our board of directors, our company has provided Continental Stock Transfer & Trust with notice that we have appointed Action Stock Transfer Corporation as our company's transfer agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIEL CLEAN ENERGY, INC.

/s/ Robert Morrison
Robert Morrison
President

Date: May 17, 2017

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